As filed with the Securities and Exchange Commission on February 28, 2012

No. 333-147611

No. 811-22147

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 6	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7	☒

(Check appropriate box or boxes)

PowerShares India Exchange-Traded Fund Trust

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

Andrew Schlossberg	With a copy to:
301 West Roosevelt Road	Alan P. Goldberg
Wheaton, IL 60187	K&L Gates LLP
(Name and Address of Agent for Service)	70 W. Madison Street, Suite 3100
Chicago, IL 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐                 Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒               On March 1, 2012 pursuant to paragraph (b) of Rule 485.

☐                 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐                 On (date) pursuant to paragraph (a) of Rule 485.

☐                 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐                 On [date] pursuant to paragraph (a) of Rule 485.

PowerShares India Exchange-Traded Fund Trust

PowerShares India Portfolio
(NYSE Arca, Inc. – PIN)

March 1, 2012

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Information

9	Additional Information About the Fund's Strategies and Risks

21	Tax-Advantaged Structure of ETFs

22	Portfolio Holdings

22	Management of the Fund

23	How to Buy and Sell Shares

25	Frequent Purchases and Redemptions of Fund Shares

25	Dividends, Distributions and Taxes

29	Distributor

29	Net Asset Value

30	Fund Service Providers

31	Financial Highlights

33	Index Provider

33	Disclaimers

34	Premium/Discount Information

34	Other Information

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PowerShares
India Portfolio

Summary Information

Investment Objective

The PowerShares India Portfolio (the "Fund") seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Indus India Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.78%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$81	$252	$439	$978

Portfolio Turnover

The Fund, through its investment in the Subsidiary (as defined below), pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund, through the Subsidiary, to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in

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Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary located in the Republic of Mauritius (the "Subsidiary"), which in turn invests at least 90% of its total assets in securities of Indian companies that comprise the Underlying Index, as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") based on the securities in the Underlying Index. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.

Indus Advisors LLC (the "Index Provider") compiles the Underlying Index, which is comprised of Indian equity securities that are traded on regulated stock exchanges in India. The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Fund, through its investment in the Subsidiary, generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. The Fund anticipates that the majority of the Subsidiary's investments will be in securities that comprise the Underlying Index rather than ADRs and GDRs.

Invesco PowerShares Capital Management LLC (the "Adviser") serves as investment adviser to both the Fund and the Subsidiary. Since the Subsidiary is incorporated in the Republic of Mauritius ("Mauritius"), the Subsidiary may be eligible to obtain tax benefits under the tax treaty between Mauritius and India (the "Treaty").

Concentration Policy. The Fund, through its investment in the Subsidiary, will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund, through its investment in the Subsidiary, will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund's assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states.

The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Subsidiary. This will affect the rate at which the Subsidiary is able

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to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Subsidiary's portfolio or inhibit the Fund's ability to track the Underlying Index. The Fund's investments through the Subsidiary in securities of issuers located or operating in India, as well as its ability to track the Underlying Index, also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India ("RBI").

Currency Risk. Substantially all of the income that the Fund receives from its investments through the Subsidiary in equity securities is in rupees; however, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Subsidiary may be required to liquidate securities to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the rupee depreciates against the U.S. dollar, even if the value of the Subsidiary's holdings, measured in rupees, increases.

Regulatory Risk. The Adviser is registered as a foreign institutional investor ("FII") with the Securities and Exchange Board of India ("SEBI"), and the Subsidiary is registered as a sub-account with the SEBI to obtain certain benefits relating to the Subsidiary's ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Subsidiary to make and dispose of investments in India.

ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests

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depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Equity Risk. Equity risk is the risk that the value of the securities the Subsidiary holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Subsidiary holds participate or factors relating to specific companies in which the Subsidiary invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Subsidiary holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Subsidiary holds. In addition, securities in the Subsidiary's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund, through its Subsidiary, faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Subsidiary's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund and Subsidiary incur operating expenses not applicable to the Underlying Index and incur costs in buying and selling securities, especially when rebalancing the Subsidiary's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, the Subsidiary will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Subsidiary's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund and the Subsidiary do not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

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Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest, through the Subsidiary, a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total return has varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
52.55% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2011

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Fund

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Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares so that the investor may deduct the losses in full. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (03/05/08)
Return Before Taxes	(35.47)%	(10.00)%
Return After Taxes on Distributions	(35.47)%	(10.12)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.05)%	(8.32)%
Indus India Index (reflects no deduction for fees, expenses or taxes)	(34.05)%	(8.26)%
BSE SENSEX 30 Index (reflects no deduction for fees, expenses or taxes)	(38.29)%	(10.12)%
MSCI India GD Index (reflects no deduction for fees, expenses or taxes)	(37.17)%	(10.55)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	0.76%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants ("APs") and only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund's distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund's Strategies and Risks

Principal Investment Strategies

The Fund, through the Subsidiary, will invest at least 90% of its total assets in securities that comprise the Underlying Index, as well as ADRs and GDRs based on securities in the Underlying Index. The Fund, through the Subsidiary, using an "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus its Underlying Index's returns.

The Subsidiary generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Subsidiary may purchase a sample of securities in the Underlying Index. There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques to seek to track the Underlying Index. The Subsidiary may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of the Fund's Underlying Index is set forth below.

Indus India Index

The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Health Sciences, Financial Services, Heavy Industry, Consumer Products and Other. An index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets, supervises the Underlying Index.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as "IndusCap." The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the ownership by foreign persons of the outstanding securities of Indian companies is 24%. Some companies have a limit of 10%; however, many

9

companies have applied for, and received, regulatory approval of higher limits, including, in a few cases, a limit of 100%, which means no limit at all. SEBI, the Indian counterpart of the SEC in the United States, monitors foreign holdings in each security, and periodically announces (a) when the current foreign holdings reach the respective "caution" levels, 2% below the foreign ownership limits; and (b) changes to foreign holdings limits. IndusCap measures the capitalization in a company that is available for foreign ownership derived from (a) total capitalization, (b) foreign holdings percentage limits, if any, (c) foreign holdings outside of the Subsidiary, if any, (d) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (e) related factors.

As of each quarterly reconstitution and rebalance, the initial universe of components (the "Indus Universe") is re-formulated by the Index Provider (a) to include the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the Bombay Stock Exchange in India; and (b) to exclude (i) such companies, if any, which have had adverse regulatory actions against them in the most recent five years; and (ii) such companies, if any, whose liquidity in the traded exchange(s) has been below certain stated values. From this Indus Universe, the Index Provider chooses the securities of the 50 companies with the largest IndusCap values as the components of the Underlying Index. The Index Provider then calculates the weight of each security in the Underlying Index based on (a) the respective IndusCap values of the securities of the selected 50 companies, (b) certain diversification rules under U.S. tax laws and European Union laws, and (c) sector limits (no more than 40% of the Underlying Index's assets will be invested in any one of the above-named sectors).

The Index Provider generally adjusts the Underlying Index quarterly on the last days of January, April, July and October, and the adjusted Underlying Index becomes effective on the second business day following the respective adjustment dates. Pursuant to the IndusCap methodology, at each quarterly reconstitution and rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the then current foreign ownership limits, foreign ownership levels and locked-in stock. The IndusCap value of a certain company, and its proportionate weighting in the Underlying Index, may increase or decrease, depending on changes to these elements.

If a security in the Underlying Index (a) reaches its limit, or "caution" level, on foreign ownership on any day during the quarter, or (b) becomes subject to any adverse regulatory action, the Index Provider will remove such security from the Underlying Index on that day and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., calculates the value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

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Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in the Fund's "Summary Information" section.

Indian Securities Risk

Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund's assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, greater risk of hyperinflation, currency fluctuations and/or currency devaluations or blockage of currency movements or repatriation of capital invested and the risk of nationalization or expropriation of assets. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. In addition, religious and border disputes persist in India. Despite measures to ease tensions, the environment remains volatile. Escalation of tensions to conflict, particularly a threat of deployment of nuclear weapons, could destabilize the broader region and materially hinder the development of the Indian economy.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalization, greater price volatility, lower trading volumes and substantially less liquidity than more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Subsidiary. This will affect the rate at which the Subsidiary is able to invest in the securities of Indian companies, the purchase and sale prices for such securities, and the timing of purchases and sales. Certain restrictions on foreign investment may decrease the liquidity of the Subsidiary's portfolio or inhibit the Fund's ability to track the Underlying Index.

Brokerage firms in India may be fewer in number, less established than brokerage firms in more developed markets and subject to no or limited regulatory supervision. Since the Subsidiary will need to effect some or all of its securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Subsidiary (counterparty risk). This risk is magnified to the extent the Subsidiary effects securities transactions through a single brokerage firm or a limited number of brokerage firms.

In the event of the insolvency of a brokerage firm, the Fund may lose some or all of the assets held by such brokerage firm as collateral or otherwise.

The Subsidiary may, directly or through a brokerage firm, use a professional central counterparty to enter into securities transactions in order to reduce its exposure to market counterparties. Such central counterparty may be subject to no or limited regulatory supervision. The Fund may suffer losses in the event of failure by a central counterparty, or other relevant market participants, to complete a transaction. In the event of the insolvency of a central counterparty, the Fund may lose some or all of the assets held by such counterparty as collateral or otherwise.

The Subsidiary may hold its cash and securities with Indian banks and/or Indian depositaries, which may be recently established, new to the foreign custody business and subject to no or limited regulatory supervision. The Indian laws and regulatory system may not offer investors protection to the same standard as under similar laws in the U.S. or in the jurisdiction of other developed economies.

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Under certain trading conditions it may be difficult or impossible for the Subsidiary to liquidate its position in an Indian security. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that under the rules of the relevant exchange trading of the relevant securities is suspended or restricted.

The Indian government has exercised and continues to exercise significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Subsidiary's portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the therefore the Indian economy is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of the Subsidiary's investments.

Inflation in India has recently risen to very high levels. High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation. Such measures could inhibit economic activity in India and adversely affect the Fund's investments. Inflation may also directly affect the investee companies by increasing operating costs and/or reducing the returns from such investments. In addition, high inflation may adversely affect the taxation of Indian investee companies.

Uncertainty regarding inflation and currency exchange rates, as well as the possibility that future harmful political actions will be taken by the Indian government and the existence of religious and ethnic unrest, could negatively impact the Indian economy, which likely would adversely affect the performance of the Indian companies in which the Subsidiary invests.

Foreign investment in securities of issuers located or operating in India may be limited or prevented at times due to the limits on foreign ownership imposed by the RBI and the monitoring of foreign holdings and periodic announcement of current foreign ownership limitations and changes to such limits by the SEBI. In addition, certain restrictions on foreign investment may decrease the liquidity of the Subsidiary's portfolio or inhibit the Fund's ability to track the Underlying Index. The Subsidiary may be unable to buy or sell securities or receive full value for such securities.

Additionally, investment in India may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if India's balance of payments declines, the government may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Subsidiary of any restrictions on investments. The RBI has expressed concerns on the unprecedented inflow of foreign investments much beyond India's current account deficits. As a measure for containment, it has indicated that a shift towards a capital controls regime could be considered. There is a potential risk of how such capital control will be effected, for example, by way of a transaction tax, tightening the sector-wise caps for foreign ownership, regulating the instruments by which foreign investments are structured, or otherwise. Any such capital controls regime may inhibit the Fund's ability to track the Underlying Index and may adversely affect the Subsidiary's investments. Furthermore, investments in India may require the Fund and/or Subsidiary to adopt

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special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund or the Subsidiary.

Securities laws in India are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, new or amended laws and regulations may adversely affect foreign investors. The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors and the bankruptcy of state enterprises generally are less developed than or different from such laws in the United States. In addition, it may be difficult to obtain and enforce a judgment in a court in India, including in a case where there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund or Subsidiary may have against an issuer or its directors and officers. Even if the Fund or Subsidiary initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund or Subsidiary to effect service of process in India. Furthermore, if the Fund or Subsidiary obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India. In addition, a party seeking to enforce a foreign judgment in India also is required to obtain approval from the RBI to execute such judgment to repatriate any amount recovered outside of India.

There is less governmental regulation of the securities industry in India than in the United States. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available to the Fund. The Subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed or the current Treaty with Mauritius be modified. See "Tax Risk" below.

Settlement of securities transactions in India is subject to risk of loss, may be delayed and generally is less efficient than in the U.S. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the Indian market, the Fund's ability to redeem Shares likewise could become impaired. Each of these events could have a negative impact on the liquidity and value of the Subsidiary's investments. To mitigate these risks, the Subsidiary may maintain a higher cash position than it otherwise would, or the Subsidiary may have to sell more liquid securities that it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track the Underlying Index.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have represented a significant portion of the total capitalization of the Indian market. The value of these companies generally will fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in India are underdeveloped comparatively, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India, and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on the Fund's performance.

Mauritius Instability Risk

As a developing country jurisdiction, Mauritius may be subject to political and/or economic volatility from time to time, which may make its legal and political

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structures more uncertain than the comparable structures in developed countries, which could adversely impact the Subsidiary.

Currency Risk

The Fund, through the Subsidiary, invests in Indian rupee-denominated equity securities of Indian issuers. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the rupee depreciates against the U.S. dollar, even if the value of the Subsidiary's holdings, measured in rupees, increases.

In addition, substantially all of the income that the Fund receives is in rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupees to U.S. dollars, the Subsidiary may be required to liquidate securities to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell immediately that currency to the dealer. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Because the Fund issues and redeems Creation Units principally for cash, these risks may be greater than would be the case if the Fund issued and redeemed Creation Units in-kind.

Regulatory Risk

The Adviser is registered as a FII with the SEBI and the Subsidiary is registered as a sub-account with the SEBI to obtain certain benefits relating to the Subsidiary's ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications or allow them to continue to exist, and the loss of such qualifications could adversely impact the ability of the Subsidiary to make and dispose of investments in India.

The Subsidiary's investments will be made in accordance with investment restrictions prescribed under FII regulation. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

The Subsidiary holds a global business license issued by the Financial Services Commission of Mauritius, renewable annually. While it is expected that the global business license will be renewed as a matter of course, the renewal of the license by the Financial Services Commission of Mauritius is not guaranteed. Failure to renew the global business license could result in the subsidiary being required to cease its activities taking place in, or from a place of business in, Mauritius.

ADR and GDR Risk

ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the

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home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.

Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Equity Risk

Equity risk is the risk that the value of the securities the Subsidiary holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Subsidiary holds participate or factors relating to specific companies in which the Subsidiary invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Subsidiary holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Subsidiary holds. In addition, securities in the Subsidiary's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk

Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

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Market Trading Risk

The Fund, through the Subsidiary, faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.

Cash Transaction Risk

Unlike most ETFs, the Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Subsidiary's investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions principally for cash, the Subsidiary may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Non-Correlation Risk

The return of the Fund may not match the return of the Underlying Index for a number of reasons. For example, the Fund and Subsidiary incur operating expenses not applicable to the Underlying Index, and incur costs in buying and selling securities, especially when rebalancing the Subsidiary's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, the Subsidiary will incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Subsidiary's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities the Subsidiary holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund's ability to track the Underlying Index may be adversely affected.

Since the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Subsidiary may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Subsidiary may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Subsidiary's purchase or sale of securities included in the Underlying Index.

The Subsidiary may not invest in certain securities included in the Underlying Index that are traded in India due to issues such as legal and regulatory rules and limitations imposed by India or other trading restrictions, cost or liquidity constraints.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund's ability to track the Underlying Index. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the

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Fund, the Subsidiary or other client accounts to suffer disadvantages or business restrictions. As a result, the Subsidiary may be restricted in its ability to acquire particular securities due to positions held by the Adviser and its affiliates.

The Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses. If the Subsidiary utilizes a sampling approach, the Fund's return may not correlate as well with the return of the Underlying Index as would be the case if the Subsidiary purchased all of the securities in the Underlying Index with the same weightings as its Underlying Index.

Index Risk

Unlike many investment companies, the Fund and the Subsidiary do not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, they would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk

Because the Fund is non-diversified and can invest, through the Subsidiary, a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Principal Investment Strategies

The Fund, through the Subsidiary, after investing in securities that comprise its Underlying Index, may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), participation notes ("P-notes"), other exchange-traded instruments, convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). The Fund may use convertible securities and structured notes to seek performance that corresponds to the Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately four business days (each day that the New York Stock Exchange, Inc. ("NYSE") is open) for the Adviser to fully reflect the additions and deletions to the Fund's Underlying Index in the portfolio composition of the Subsidiary.

The Fund, through its investment in the Subsidiary, normally will invest at least 80% of its total assets in securities of Indian companies. The Fund considers securities of Indian companies to be those securities that comprise its Underlying Index.

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Each of the policies described herein, including the Fund's investment objective and policy to invest at least 80% of its total assets in Indian securities, constitute non-fundamental policies that may be changed by the Board of Trustees (the "Board") of PowerShares India Exchange-Traded Fund Trust (the "Trust") without shareholder approval, upon 60 days' prior written notice to shareholders. The fundamental and non-fundamental policies of the Fund are set forth in the Trust's Statement of Additional Information ("SAI") under the section "Investment Restrictions."

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Tax Risk

The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius, and, being incorporated in Mauritius, the Subsidiary may be eligible to receive certain benefits from favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this treaty in response to a challenge in a lower court contesting the treaty's applicability to entities such as the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. Unconfirmed press reports state that India and Mauritius are in the process of re-negotiating the treaty, which could change the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India. Any change in the provisions of the treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

While the Subsidiary currently holds a Tax Residency Certificate ("TRC") in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Subsidiary is found not to be tax resident in Mauritius, the Subsidiary may no longer be eligible for the benefits under certain tax treaties and consequently have an adverse impact on the taxability of the Subsidiary and the returns to the investors.

The Fund intends to elect to "pass-through" to the Fund's shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder's income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

As part of its tax reform initiatives, the Government of India is in the process of revising, consolidating and simplifying the language and structure of India's direct tax laws into a single piece of legislation—the Direct Tax Code ("Tax Code"). The Tax Code, if enacted, will replace the existing Income Tax Act, 1961, and could substantially change the manner in which the Subsidiary or the portfolio companies currently are taxed in India, and could adversely impact the returns to the Fund and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the

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change. Investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund.

A general anti-avoidance provision ("GAAR") has been embodied into the Tax Code. GAAR would be applicable where the main purpose of an arrangement is tax avoidance. GAAR provisions empower the tax authorities to declare any arrangement as an "impermissible avoidance arrangement," provided the same has been entered into with the main objective of obtaining a tax benefit under specified circumstances. The specific rules relating to invocation of GAAR by the revenue authorities are yet to be notified. If the Indian tax authorities were to apply the GAAR to the Subsidiary, this could result in the benefits under the Treaty being denied to the Subsidiary, and consequently have an adverse impact on the taxability of the Subsidiary and the returns to the investors.

The Indian tax authorities, under the Tax Code, may declare any arrangement as an impermissible avoidance arrangement for the prevention or diminution of the relevant tax benefit by inter alia reallocating, amongst the parties to the arrangement, any accrual, or receipt, of a capital or revenue nature. Thus, in the case of sale or redemption of a debt instrument, there is a potential risk that the tax authorities may not accept the income or premium on sale or redemption of these instruments, such as non-convertible debentures, deep discounted bond, etc., in the nature of capital gains and may re-characterize the same as interest payments or income from debt claims and thereby subject it to tax as applicable on interest income or income from debt claims, which could be substantially higher than the tax on capital gains.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index in the event that the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, the Subsidiary may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the Underlying Index may increase significantly.

Participation Note Risk

The Fund may invest a portion of its assets in P-notes. P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a

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P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investment due to the insolvency of a counterparty may be amplified because the Fund intends to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, the Fund will limit its investment in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in Indian securities. In addition, the Fund's use of P-notes may cause the Fund's performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the Fund's portfolio and which also may lead to delays in the redemption of Shares. In addition, the ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures (through fair value procedures adopted by the Board) may play a greater role in the valuation of the Fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it nevertheless may be more difficult for the Fund to assign accurately a daily value to such securities.

Technology Sector Risk

The Subsidiary may invest a significant portion of its assets in securities issued by companies in the information technology sector. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from numerous alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the technology sector. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Software Sector Risk

Various factors may affect the software industry significantly, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. The success of companies in the industry is subject to the continued demand for services. For example, as product cycles shorten and manufacturing capacity increases, these companies increasingly could become subject to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse effect on the company's operating results.

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Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace. There can be no assurance that competitors will not independently develop technologies that substantially are equivalent or superior to such companies' technology.

Concentration Risk

The Fund's investments, through the Subsidiary, may be concentrated within an industry or sector to the extent the Underlying Index is concentrated within an industry or sector. To the extent that the Fund's investments, through the Subsidiary, are concentrated within an industry or sector, any factors detrimental to the performance of such industry or sector will disproportionately impact the Fund's NAV.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Subsidiary's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Shares May Trade at Prices Different than NAV

The NAV of the Fund's Shares generally will fluctuate with changes in the market value of the Subsidiary's holdings. The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related, but not identical, to the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Fund's Shares are traded throughout the day in the secondary market on a national securities exchange. Because the Fund intends to effect creations and redemptions principally for cash, investments in Shares of the Fund may be less tax efficient than conventional ETFs.

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Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Subsidiary's portfolio holdings is available in the Trust's SAI, which is available at www.InvescoPowerShares.com.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $19.95 billion as of January 31, 2012. The Trust currently is comprised of one series, the PowerShares India Portfolio.

As the Fund's and the Subsidiary's investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund's and Subsidiary's investments, managing the Fund's and Subsidiary's business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Joshua Betts and Brian McGreal. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital Management, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since November 2008. Mr. Betts has been a Portfolio Manager of the

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Adviser since November 2008. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008. Mr. McGreal has been a Portfolio Manager of the Adviser since August 2008. Prior to joining the Adviser, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

The Trust's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.

The Fund pays the Adviser a unitary management fee equal to 0.78% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest and extraordinary expenses, and the Subsidiary pays for its brokerage expenses, taxes, interest and extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing services to the Fund and Subsidiary.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to the Fund is available in the semi-annual report to shareholders for the period ended April 30, 2011.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units or Creation Unit Aggregations.

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade on NYSE Arca under the symbol "PIN."

Share prices are reported in dollars and cents per Share.

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APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per share only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on NYSE Arca may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per Share basis the sum of the current market price of the cash ("Deposit Cash") or securities ("Deposit Securities") as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the Indian markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second intervals. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy. The value of the Underlying Index will not be calculated and disseminated intra day. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the Indian markets.

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Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund. In recognition of the nature of the Fund's investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. The Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term capital gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

Taxes on Exchange-Listed Share Sales and Cash Redemptions

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. A redemption of your Shares for cash normally is treated as a sale for tax purposes.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for

26

Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

The Fund intends to elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income. See "Taxes" in the SAI for more information.

Other Taxes

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Mauritius Tax Status

The Subsidiary, a wholly-owned subsidiary of the Trust, is a tax resident of Mauritius and, being incorporated in Mauritius, the Subsidiary may be eligible to receive certain benefits under the Treaty. In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, the Subsidiary may be eligible for the benefits under the treaty if it holds a valid TRC issued by the Mauritius income tax authorities. The Supreme Court of India subsequently upheld the validity of the Circular in a judgment delivered on October 7, 2003. The Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. The Subsidiary also has applied for and obtained a TRC from the Mauritius Revenue Authority for the purpose of the treaty. The TRC is issued for a period of one year and thereafter renewable annually.

The Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income. However, the Subsidiary will be entitled to a tax credit for foreign tax on its income that is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Subsidiary outside of Mauritius, the amount of the foreign tax will be presumed conclusively to be equal to 80% of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to 3%. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it liable to income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by the Subsidiary to the Fund are exempt from Mauritius tax.

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Provided that the Subsidiary does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows (all tax rates indicated below are exclusive of the currently applicable surcharge of 5% on the tax for Indian companies and 2% on the tax for the Subsidiary and education cess at the rate of 3% on the amount of tax payable plus surcharge):

(i)  capital gains are not subject to tax in India by virtue of certain provisions of the treaty;

(ii)  dividends from Indian companies on which dividend distribution tax has been paid are distributed to the Subsidiary free of Indian tax; and

(iii)  any interest income earned on Indian securities is subject to withholding tax in India at the rate that may vary from 10% to 20%, depending on the nature of the underlying debt security.

The Subsidiary shall endeavor to (i) comply with the requirements of the Treaty, (ii) be a tax resident of Mauritius and (iii) maintain its central management and control in Mauritius, and therefore the Fund's management believes that the Subsidiary should be eligible to obtain the benefits of the Treaty. However, there can be no assurance that the Subsidiary will be granted a TRC in the future.

While the validity of the treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the treaty will not be subject to re-interpretation and re-negotiation in the future. Unconfirmed press reports state that India and Mauritius are in the process of re-negotiating the Treaty, which could change the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India. Any change in the treaty's application could have a material adverse effect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Subsidiary is not entitled to the benefits of the treaty.

It currently is not entirely clear whether income from entities such as the Subsidiary will be classified as "capital gains" income or as "business income" under Indian law. However, this distinction should not affect the ultimate tax consequences to the Subsidiary or the Fund. Under the treaty, capital gains from investment in Indian securities, GDRs or ADRs issued with respect to Indian companies are exempt from tax, provided that the Subsidiary does not have a permanent establishment in India. Similarly, "business income" is not chargeable to tax in India under the treaty so long as the Subsidiary does not have a permanent establishment in India. The Subsidiary expects that it will be considered a tax resident of Mauritius and does not expect to be deemed to have a permanent establishment in India. If the Subsidiary were deemed to have such a permanent establishment, the business income attributable to that permanent establishment could be taxable in India at the rate of 40%.

In the event that the benefits of the treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows: (i) capital gains from the sale of listed Indian securities held for twelve months or less would be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax ("STT") (as discussed below) has been paid; (ii) capital gains from the sale of listed Indian securities held for more than twelve months would be exempt from tax in India provided the STT has been paid; (iii) capital gains from the sale of listed Indian securities not executed on the stock exchange held for twelve months or less would be taxed at the rate of 30% and those held for more than twelve months would be taxed at the rate of 10%; (iv) capital gains arising from the transfer of foreign currency convertible bonds, GDRs or ADRs outside India between non-resident

28

investors, would not be subject to tax in India; and (v) gains from the disposal of shares acquired on redemption of GDRs or ADRs would be treated as short-term if such shares are held for less than or equal to 12 months prior to disposal (and taxed at the rate of 15% provided STT has been paid) and long-term if such shares are held for more than 12 months prior to disposal (and exempt from tax if STT has been paid).

Regardless of the application of the treaty, all transactions entered on a recognized stock exchange in India are subject to the STT, which is levied on the value of a transaction at rates not exceeding 0.125%. The STT shall be allowed as a deductible business expense provided that the gains on the transactions subject to the STT are taxed as business income and not as capital gains. In the event the benefits of the treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to the Minimum Alternative Tax ("MAT"). If the MAT does apply, and the Indian income tax payable by the Subsidiary is less than 18.5% of its book profits, then the Subsidiary would be deemed to owe taxes of 18.5% of book profits. Such a fee would not be included in the fee charged by the Adviser. Long-term capital gains on the sale of listed securities are included in the definition of "book profits" for the purposes of calculating the MAT.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

Distributor

Invesco Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

Brown Brothers Harriman & Co. calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for the Fund will be calculated and disseminated daily. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security's market price is not readily available, the security will be

29

valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Subsidiary each day the Fund calculates its NAV. Accordingly, the Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Subsidiary's portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund's NAV is calculated, changes in the value of the Subsidiary's investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

Fund Service Providers

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, is the administrator, custodian and fund accounting and transfer agent for the Fund. International Financial Services Limited, IFS Court, 28 Cybercity, Ebene, Mauritius, serves as the Subsidiary's Mauritius administrator.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund.

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Financial Highlights

The financial highlights table below is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report for the fiscal year ended October 31, 2011, which is available upon request.

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PowerShares India Exchange-Traded Fund Trust (PIN)

	Year Ended October 31,			For the Period March 4, 2008(a) through October 31,
	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.32	$19.72	$12.18	$25.00
Net investment income(b)	0.14	0.13	0.12	0.12
Net realized and unrealized gain (loss)	(5.31)	5.51	7.39	(13.01)
TOTAL FROM INVESTMENT OPERATIONS	(5.17)	5.64	7.51	(12.89)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)	(0.12)	(0.07)	(0.09)
Return of capital	(0.04)	—	—	0.00	(c)
TOTAL DISTRIBUTIONS	(0.19)	(0.12)	(0.07)	(0.09)
TRANSACTION FEES(b)	0.08	0.08	0.10	0.16
NET ASSET VALUE AT END OF PERIOD	$20.04	$25.32	$19.72	$12.18
SHARE PRICE AT END OF PERIOD(d)	$19.86	$25.40	$19.31	$12.24
NET ASSET VALUE, TOTAL RETURN(e)	(20.24)%	29.09%	62.56%	(51.04)%
SHARE PRICE, TOTAL RETURN(e)	(21.21)%	32.25%	58.40%	(50.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$401,716	$548,154	$257,327	$48,765
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.79%	0.78%	0.78%	0.78	%(f)
Net investment income	0.62%	0.60%	0.69%	0.98	%(f)
Portfolio turnover rate(g)	82%	40%	32%	22%
Undistributed net investment income (loss) included in price of units issued and redeemed(b)	$(0.04)

(a)  Commencement of investment operations.

(b)  Based on average shares outstanding.

(c)  Amount represents less than $0.005.

(d)  The mean between the last bid and ask prices.

(e)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized. The net asset value total return from Fund inception March 5, 2008 (first day of exchange trading) to October 31, 2008 was (51.02)%. The share price total return from Fund inception to October 31, 2008 was (51.87)%.

(f)  Annualized.

(g)  Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

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Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Disclaimers

The Index Provider's only relationship to the Adviser, the Fund or the Distributor is the Index Provider's licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which are composed by the Index Provider without regard to the Adviser, the Fund, the Distributor or any investor. Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Index Provider shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the

33

use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The following disclosure is being added to comply with Mauritius law. The Fund invests substantially all of its assets in the Subsidiary, PowerShares Mauritius, a private company limited by shares incorporated in Mauritius. PowerShares Mauritius has qualified to be authorized as an "Expert Fund" under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only "expert investors" may invest in the Expert Fund. An "expert investor" is an investor that makes an initial investment, for his own account, of not less than $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in PowerShares Mauritius nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary's or the Fund's failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the

34

Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Trust's SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund's investments also is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge or make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

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Write:  PowerShares India Exchange-Traded Fund Trust
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund's Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-22147.

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PowerShares India Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PIN-PRO-1

Investment Company Act File No. 811-22147

PowerShares India Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2012

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated March 1, 2012 for the PowerShares India Exchange-Traded Fund Trust (the "Trust"), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares India Portfolio	NYSE Arca, Inc.	PIN

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc. (the "Distributor"), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for the Fund contained in the Fund's 2011 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, are incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of one fund, the PowerShares India Portfolio (the "Fund"). Because the Fund is "non-diversified," the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares."

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the Indus India Index (the "Underlying Index"). Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd., manages the Fund.

The Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). The Fund issues and redeems Creation Units principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus fixed and variable transaction fees. Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions in-kind. If the Fund were to permit or require Creation Units to be issued in-kind, the Fund may issue Shares in advance of receipt of Deposit Securities (as defined below) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In each instance of such in-kind creations or redemptions, the Fund may impose transaction fees. See the "Creation and Redemption of Creation Unit Aggregations" section.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on NYSE Arca.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Shares. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; (ii) the value of the Fund's Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price level of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT RESTRICTIONS

The Fund and the Subsidiary have adopted as fundamental policies the Fund and Subsidiary's investment restrictions numbered (1) through (7) below. The Fund and Subsidiary, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2) and (4)(iii), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2) and (4)(iii), in the event that the Fund's borrowings or securities lending at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed or securities loaned) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings or securities lending to an extent that such borrowings or securities loaned will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed or loaned) less the Fund's liabilities (other than borrowings or securities loaned).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Fund, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees ("Board") without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that the Board can change without approval by shareholders.

The Fund normally will invest at least 80% of its total assets in securities suggested by its name. The Fund considers securities suggested by its name to be those securities that comprise its Underlying Index. The 80% investment policy is a non-fundamental policy, and the Fund will provide its shareholders with at least 60 days' prior written notice of any change in such 80% investment policy.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius (the "Subsidiary"), which in turn, invests primarily in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") based on the securities in the Underlying Index. The investment characteristics of the Fund will correspond directly to those of the Subsidiary (whose management is overseen by its independent board of directors). The Fund operates as an index fund and is not actively managed. The Fund attempts to replicate, before fees and expenses, the performance of the Underlying Index, although the Fund, through the Subsidiary, may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund's Prospectus in the "Summary Information—Principal Risks of Investing in the Fund" and the "Additional Information About the Fund's Strategies and Risks" sections. The discussion below supplements, and should be read in conjunction with, those sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's or the Subsidiary's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Subsidiary's portfolio securities are limited or absent, or if bid/ask spreads are wide.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund or the Subsidiary holds, unless the index provider removes the securities of such issuer from the Underlying Index.

An investment in the Fund also should be made with an understanding that the Fund, through its investment in the Subsidiary, will not be able to replicate exactly the performance of the Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. It also is possible that the Fund, through its investment in the Subsidiary, may not replicate fully the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund, through the Subsidiary, is required to correct such imbalances by means of adjusting the composition of the portfolio holdings. It also is possible that the composition of the Fund may not exactly replicate the composition of the Underlying Index if the Fund or the Subsidiary has to deviate its portfolio holdings from the Underlying Index due to legal and regulatory rules and limitations imposed by India that limit the Fund's or Subsidiary's ability to invest in the securities included in the Underlying Index and/or in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Repurchase Agreements. The Fund and the Subsidiary may enter into repurchase agreements, which are agreements pursuant to which the Fund or Subsidiary acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund and the Subsidiary are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund and the Subsidiary may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund or the Subsidiary will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's or the Subsidiary's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund or the Subsidiary may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund or the Subsidiary may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

With respect to repurchase agreements in connection with Indian securities, only forward contracts and derivatives that are notified and listed on stock exchanges are enforceable under Indian securities laws.

Reverse Repurchase Agreements. The Fund and the Subsidiary may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund and the Subsidiary can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund and the Subsidiary are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund or the Subsidiary have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund and the Subsidiary intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund and the Subsidiary. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's and the Subsidiary's assets. The custodian bank will maintain a separate account for the Fund and the Subsidiary with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. The Fund and the Subsidiary may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund and the Subsidiary may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund and the Subsidiary may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's and the Subsidiary's investment in other investment companies, subject to certain exceptions, is limited to: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. Each of the Fund and the Subsidiary may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Participation Notes and Derivative Instruments. As per the Securities and Exchange Board of India ("SEBI") disclosure norms governing issuance of offshore derivative instruments (including participation notes or such other derivative instruments whose value is directly linked to underlying Indian securities) by any foreign institutional investor ("FII"), an FII is required to disclose to SEBI on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within seven days following the end of the calendar month. In light of the above, if any FII or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FII and accordingly will be required to file such disclosure with SEBI. FIIs that do not have any outstanding offshore derivatives are not required to make such filing. FIIs are allowed to issue participation notes and offshore derivate instruments to those entities that are regulated by an appropriate regulatory authority in the countries of their incorporation or establishment. SEBI has prohibited the issuance of participation notes by sub-accounts of FIIs. FIIs are also not permitted to issue, subscribe for or purchase any offshore derivative instruments, directly or indirectly, to or from, Indian residents or Non Resident Indians (NRIs).

SEBI Takeover Regulations. The Subsidiary may subscribe for shares in Indian companies directly or through promoters, or buy shares from existing shareholders or through promoters or other intermediaries. The public offer provisions of the Takeover Code (as defined below) shall apply to such subscriptions or acquisitions if the resulting shareholding of the Subsidiary exceeds the prescribed thresholds.

Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 ("Takeover Code"), any person who holds, whether alone or together with persons acting in concert with him, 5% or more of the voting shares of a listed Indian public company ("Material Shareholder"), is required to notify the company and the stock exchanges on which such shares are listed of its holding within a prescribed time period.

In addition, a Material Shareholder is required to inform the relevant company and the relevant stock exchanges of any change to its shareholding of 2% or more.

Upon the acquisition of 25% or more of the voting shares (or upon the acquisition of control) of the company by a person ("Acquirer"), whether acting directly or indirectly, the Acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of the remaining shares of the company at an offer price determined pursuant to the provisions of the Takeover Code ("Open Offer"). The Open Offer obligation does not apply to existing shareholders holding 25% or more (but less than 75%) of the share capital, purchasing no more than an additional 5% of the company's shares or voting rights in a financial year ending March 31.

In certain circumstances, exemptions from the Open Offer obligation may be available.

Insider Trading Regulations. The Subsidiary shall be subject to the requirements and restrictions under the Insider Trading Regulations (Prohibition of Insider Trading) Regulations, 1992 ("Insider Trading Regulations"), including the applicable disclosure requirements thereunder.

Shareholders holding more than 5% of the shares or voting rights of a company listed on an Indian stock exchange, are required to make periodic disclosures of their holding of shares or voting rights as specified in the Insider Trading Regulations, including a disclosure to the company of any change to its holding of shares or voting rights of over 2%, even if such change results in such shareholder's holding of shares or voting rights falling below 5%.

In addition, the Insider Trading Regulations prohibit any person in possession of unpublished price-sensitive information concerning a company listed on any Indian stock exchange from dealing, either on its own behalf or on behalf of any other person, in the securities of that company.

Currency Transactions. The Fund and the Subsidiary may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts, exchange-listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Fund's and the Subsidiary's dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund and the Subsidiary, which generally will arise in connection with the purchase or sale of the Fund's or the Subsidiary's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Neither the Fund nor the Subsidiary will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's or the Subsidiary's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund and the Subsidiary may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund or the Subsidiary have or in which the Fund or the Subsidiary expect to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund and the Subsidiary also may engage in proxy hedging. Proxy hedging often is used when the currency to which the Fund's or the Subsidiary's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, changes in the value of which generally are considered to be linked to a currency or currencies in which some or all of the Fund's or the Subsidiary's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's or the Subsidiary's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund or the Subsidiary if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund or the Subsidiary are engaging in proxy hedging. If the Fund or the Subsidiary enter into a currency hedging transaction, the Fund or the Subsidiary, respectively, will comply with the asset segregation requirements described below.

Foreign Currency Risk. The Subsidiary's assets will be invested primarily in the equity securities of issuers in India and the income received by the Fund, through the Subsidiary, will be principally in rupees. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income will be made on the date the Fund earns the income at the foreign exchange rate in effect on that date. Therefore, if the value of the rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the rupee to U.S. dollars, the Fund may be required to liquidate certain positions to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, also may have an adverse impact on the Fund's performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Loss of Registration. The Adviser is a registered FII with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to invest in accordance with the SEBI (Foreign Institutional Investors) Regulations, 1995 ("FII Regulations"). There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications would adversely impact the ability of the Fund, through the Subsidiary, to make and dispose of investments in India. If the Adviser and/or the Subsidiary were to lose such qualifications, the Subsidiary, and therefore the Fund, could be prevented from liquidating its Indian holdings indefinitely. Investments under FII Regulations and Foreign Exchange Management (Transfer or issue of security by a person resident outside India) Regulations, 2000 are permitted only in the following:

•  securities in the primary and secondary markets including shares, debentures and warrants of companies unlisted, listed or to be listed on a recognized stock exchange in India;

•  units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•  dated government securities;

•  derivatives traded on a recognized stock exchange;

•  commercial paper; and

•  security receipts of asset reconstruction companies (sub-accounts are not permitted to invest in security receipts).

Further, FIIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FIIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FIIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations. FIIs which have issued derivative instruments based on underlying Indian securities such as participation notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

Ownership Restrictions. The ownership restrictions applicable to the Adviser (as an FII) and the Subsidiary (as a sub-account of the Adviser) are as follows:

•  As a general rule, the aggregate shareholding of FIIs and sub-accounts is not permitted to exceed 24% of the entire paid-up share capital of an Indian company. However, the shareholders of an Indian company may resolve (by way of a special resolution) to increase such limit up to the foreign direct investment limit applicable to the sector to which the company belongs. Currently, foreign investment up to 100% of share capital is permitted in most sectors (save for sectors such as telecommunications or banking).

•  Under the FII Regulations, no FII or broad-based sub-account can hold more than 10% of the paid-up share capital of an Indian company. The Subsidiary may not, therefore, hold more than 10% of the paid-up share capital of any Indian company.

Restriction on Investment Through Protected Cell Companies or Multi-Class Vehicles. SEBI has prohibited protected cell companies and similar segregated asset vehicles from investing in Indian securities. Such prohibition restricts the manner in which the Subsidiary and/or the Fund may be restructured in the future. In addition, SEBI requires that each asset class of a multi-class vehicle must be widely held. Consequently, the creation of a new class of shares by the Subsidiary is likely to require prior approval by SEBI.

Secondary Market Investment. The Subsidiary's investment activities in the Indian secondary market are subject to certain restrictions, including the following (non-exhaustive) requirements:

a)  it shall only engage by way of business in the simple purchase and sale of securities, including the trading of listed derivatives and short-selling of securities within the framework permitted by SEBI;

b)  it shall carry out its business of transacting in securities only through a stock broker certified by SEBI under sub-section (I) of section 12 of the SEBI Act, 1992;

c)  it shall only lend or borrow securities through an approved intermediary in accordance with the stock-lending scheme of SEBI; and

d)  it must appoint as its custodian a SEBI-approved entity.

In addition to the above, SEBI has set out certain limits for investment by FIIs and their sub-accounts in derivatives traded on Indian stock exchanges. If the Subsidiary invests directly in such exchange-traded derivatives in India, it would be required to comply with the investment limits prescribed by SEBI from time to time.

Debt Investment. The investment by the Subsidiary in debt securities of Indian companies or Indian public-sector debentures is also subject to certain limits. The aggregate foreign investment in corporate debt and government securities are subject to limits which are notified by RBI and/or SEBI from time to time. In the event that such limits have been met, the Subsidiary may not be able to invest in public sector or corporate debt in India.

Foreign Exchange Controls. In order to invest under the FII Regulations, the Subsidiary is required to open a foreign-currency-denominated account and a special non-resident rupee account in India.

Transfers of sums between the foreign-currency-denominated account and the special non-resident rupee account must be made at the Indian market rates of exchange applicable at the time, which may differ from the foreign exchange rates outside India, for example, in the United States, at that time.

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions.

For the fiscal year ended October 31, 2011, the portfolio turnover rate for the Fund varied significantly from the Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 because the Underlying Index had higher turnover, and therefore the Fund also experienced higher turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust's Form N-Qs and Form N-CSRs are available on the SEC's website at http://www.sec.gov. The Trust's Form N-Qs and Form N-CSRs also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Trust's Form N-Qs and Form N-CSRs are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Fund's portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, in the event Creation Units are issued in-kind, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, would be disseminated publicly each day prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket would represent one Creation Unit of the Fund. The Trust, the Adviser and Brown Brothers Harriman & Co. ("BBH" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund's portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Fund's custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has nine Trustees. Five Trustees are not "interested," as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the "Independent Trustees"). The other Trustees are affiliated with the Adviser and one Trustee has been designated as "interested" because of his business relationship with the Adviser (the "Interested Trustees").

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	120	None

Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	120	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	120	None

Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present)	120	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During the Past 5 Years
Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Trustee since 2008; Chairman of the Board since 2012	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	120	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	120	None

Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	120	None

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kapil Dev Joory (59) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2009	Director, International Financial Services Limited (international tax and business advisory services) (1993-Present)	1	Director of various global business companies

Graeme J. Proudfoot (47) c/o London Office Invesco Ltd. 30 Finsbury Square London, EC2A 1AG, United Kingdom	Trustee	Since 2008	Head of Specialist Funds Division, Invesco Ltd. (1999-Present); Head of London Office, Invesco Ltd. (2007-Present)	1	Director, Invesco UK Limited, Invesco Asset Management Limited and various other group companies (1999-Present)

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (54) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2011 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares India Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	Over $100,000
Todd J. Barre	None	Over $100,000
Marc M. Kole	None	Over $100,000
Philip M. Nussbaum	None	Over $100,000
Donald H. Wilson	None	Over $100,000
Graeme J. Proudfoot	None	None
Kapil Dev Joory	None	None
H. Bruce Bond	None	$50,001-$100,000
Kevin M. Carome	None	None

As of December 31, 2011, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the Fund, including duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust's fiscal year ended October 31, 2011, the Board held six meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls over financial reporting. During the Trust's fiscal year ended October 31, 2011, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the Trust's fiscal year ended October 31, 2011, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the "Independent Chair"). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the funds' business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the funds in the Fund Family while the Independent Chair promotes independent oversight of the Fund by the Board.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of the Fund, as well as its associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Joory has served as a trustee for the Trust since 2009. He has served as a Director for International Financial Services Limited, an international tax and business advisory services company, since 1993. The Board considered Mr. Joory's senior executive position with International Financial Services Limited.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Proudfoot has served as a trustee for the Trust since 2008. He has served as Head of the London Office of Invesco Ltd. since 2007 and Head of the Specialist Funds Division of Invesco Ltd. since 1999. The Board considered Mr. Proudfoot's senior executive position with Invesco Ltd.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $195,000 (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. For the year ended December 31, 2011, Mr. Wilson received an additional $40,000 per year for his service as the lead Independent Trustee of the Funds. Effective May 1, 2011, the chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Prior to May 1, 2011, each Committee chair received an additional $10,000 per year, allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust's DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2011.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$3,288	N/A	$207,500
Todd J. Barre	$3,085	N/A	$195,000
Marc M. Kole	$3,372	N/A	$212,500
Philip M. Nussbaum	$3,085	N/A	$195,000
Donald H. Wilson	$3,623	N/A	$228,333
Graeme J. Proudfoot	N/A	N/A	N/A
Kapil Dev Joory	N/A	N/A	N/A

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2011 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,750 and $195,000 respectively, of deferred compensation pursuant to the DC plan.

As of January 31, 2012, the Trustees and Officers of the Trust, as a group, owned less than 1% of the Fund's outstanding Shares.

Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund's outstanding Shares as of January 31, 2012.

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.53%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.14%

The general management of the Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions. All investment decisions relating to the Fund and the Subsidiary will be made outside of India.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund and the Subsidiary. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Joshua Betts and Brian McGreal.

As of October 31, 2011, in addition to the one series of the Trust, Mr. Hubbard managed 108 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $18.3 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

As of October 31, 2011, in addition to the one series of the Trust, Mr. Betts managed 32 portfolios of exchange-traded funds in the Fund Family with a total of approximately $4.8 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

As of October 31, 2011, in addition to the one series of the Trust, Mr. McGreal managed 24 portfolios of exchange-traded funds in the Fund Family with a total of approximately $3.6 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.3 billion in assets and no other accounts.

Although the funds that the Portfolio Managers, except Mr. Hubbard, manage may have different investment strategies, each has a portfolio objective of seeking returns that generally correspond to its underlying index. Each Fund that Mr. Hubbard manages may have different investment strategies and each Fund, except for the Invesco Premium Income Fund, has a portfolio objective of seeking returns that generally correspond to its underlying index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

As of October 31, 2011, Messrs. Hubbard, Betts and McGreal did not own any securities of the Trust.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund and the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fee, distribution fees, if any, brokerage expenses, taxes, interest and extraordinary expenses, and the Subsidiary pays for its distribution fees (if any), brokerage expenses, taxes, interest, litigation expenses and extraordinary expenses. For the Adviser's services, the Fund has agreed to pay an annual unitary management fee equal 0.78% of its average daily net assets to the Adviser (the "Advisory Fee").

The aggregate amounts of the Advisory Fees paid by the Fund to the Adviser for the Fund's fiscal years ended October 31, 2009, 2010, and 2011 are set forth in the chart below.

	Advisory Fee Paid for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009
PowerShares India Portfolio	$3,859,570	$3,099,945	$1,054,125

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following its initial term) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Pursuant to a management agreement between the Adviser and the Subsidiary (the "Subsidiary Advisory Agreement"), the Adviser is responsible for all expenses of the Subsidiary, including the cost of legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and extraordinary expenses. The Adviser does not receive any fees from the Subsidiary in addition to the Advisory Fee.

Subject to the discretion of the directors of the Subsidiary, the Adviser has overall responsibility for the general management of the Subsidiary. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary's assets.

Under the Subsidiary Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Subsidiary Advisory Agreement continues in effect (following its initial term) only if approved annually by the board of directors of the Subsidiary. The Subsidiary Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the board of directors of the Subsidiary, the Fund's Independent Trustees or by vote of the holders of a majority of the Subsidiary's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Subsidiary.

Administrator. BBH serves as administrator for the Fund. Its principal address is 40 Water Street, Boston, Massachusetts 02109-3661. BBH serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BBH is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BBH generally will assist in all aspects of the Trust's and the Fund's operations, including supply and maintain office facilities (which may be in BBH's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Mauritius Administrator. International Financial Services Limited serves as the Subsidiary's Mauritius administrator. Its principal address is IFS Court, 28 Cybercity, Ebene, Mauritius. The Subsidiary pays International Financial Services Limited a fee for its services and providing shareholder services, including processing subscriptions, redemptions and distributions; providing appropriate office facilities in Mauritius; keeping statutory books and maintaining records to comply with Mauritian Company Law and the Financial Services Commission of Mauritius' requirements; preparing and filing certain regulatory filings; calculating NAV; providing taxation and regulatory advisory services; and providing treasury services. The Subsidiary also reimburses International Financial Services Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent. BBH (the "Custodian" or "Transfer Agent"), located at 40 Water Street, Boston, Massachusetts 02109-3661, also serves as custodian for the Fund and the Subsidiary pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BBH holds the Fund's and the Subsidiary's assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BBH also serves as transfer agent of the Fund pursuant to the Administration Agreement. Further, BBH serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BBH receives certain out-of-pocket costs and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the "Distributor") is the distributor of the Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes the Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

Index Provider. The Fund is based on the Indus India Index. The Indus India Index is compiled by Indus Advisors LLC ("Indus" or the "Index Provider").

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

Additional information about the Fund's Underlying Index methodology is set forth below.

The Underlying Index is designed to represent the large-cap segment of the Indian equity markets. The Underlying Index has 50 constituents, spread among the following sectors: Information Technology, Health Sciences, Financial Services, Heavy Industry, Consumer Products and Other. An index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets, supervises the Underlying Index.

The Underlying Index is constructed using a rules-based methodology. An important criterion for ranking the companies for potential selection within the Underlying Index is a proprietary methodology developed by the Index Provider, known as "IndusCap." The RBI, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. The general limit on the ownership by foreign persons of the outstanding securities of Indian companies is 24%. Some companies have a limit of 10%; however, many companies have applied for, and received, regulatory approval of higher limits, including, in a few cases, a limit of 100%, which means no limit at all. SEBI, the Indian counterpart of the SEC in the United States, monitors foreign holdings in each security, and periodically announces (a) when the current foreign holdings reach the respective "Caution" levels, 2% below the foreign ownership limits; and (b) changes to foreign holdings limits. IndusCap measures the capitalization in a company that is available for foreign ownership derived from (a) total capitalization, (b) percent foreign holdings limits, if any, (c) foreign holdings outside of the Subsidiary, if any, (d) locked-in stock (held by government agencies, founders and others) not available in the secondary markets, if any, and (e) related factors.

As of each quarterly reconstitution and rebalance, the initial universe of components (the "Indus Universe") is re-formulated by the Index Provider (a) to include the 200 companies with the largest market capitalization listed on the National Stock Exchange in India and the 200 companies with the largest market capitalization listed on the Bombay Stock Exchange in India; and (b) to exclude (i) such companies, if any, which have had adverse regulatory actions against them in the most recent five years; and (ii) such companies, if any, whose liquidity in the traded exchange(s) has been below certain stated values. From this Indus Universe, the Index Provider chooses the securities of the 50 companies with the largest IndusCap values as the components of the Underlying Index. The Index Provider then calculates the weight of each security in the Underlying Index based on (a) the respective IndusCap values of the securities of the selected 50 companies, (b) certain diversification rules under U.S. tax laws and European Union laws, and (c) sector limits (no more than 40% of the Underlying Index's assets will be invested in any one of the above-named sectors).

The Index Provider generally adjusts the Underlying Index quarterly on the last days of January, April, July and October, and the adjusted index becomes effective on the second business day following the respective adjustment dates. Pursuant to the IndusCap methodology, at each quarterly reconstitution and rebalance of the Underlying Index, the IndusCap values of the companies in the Indus Universe on that day are recomputed based on the then current foreign ownership limits, foreign ownership levels and locked-in stock. The IndusCap value of a certain company, and its proportionate weighting in the Underlying Index, may increase or decrease depending on changes to these elements.

If a security in the Underlying Index (a) reaches its limit, or Caution level, on foreign ownership on any day during the quarter, or (b) becomes subject to any adverse regulatory action, the Index Provider will remove such security from the Underlying Index on that day and distribute its weight on that day among all remaining securities in the Underlying Index in proportion to their weights in the Underlying Index on that day. Valuation data regarding the Underlying Index is available via Bloomberg, L.P. and Reuters.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., calculates the value of the Underlying Index at the end of each Indian business day, which has no time overlap with the U.S. business day. During the U.S. business day, NYSE Arca publishes, at 15-second intervals, the indicative NAV of the Fund taking into account the fluctuations in the exchange rates between the Indian rupee and the U.S. dollar.

Disclaimers. The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Indus' only relationship to the Adviser, the Fund or the Distributor is Indus' licensing to the Adviser of certain Indus trademarks, the Underlying Index and trade names, which Indus composes without regard to the

Adviser, the Fund, the Distributor or any investor; and Indus makes no warranty or representation regarding the advisability of purchasing, holding or trading this product.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Fund and the Subsidiary for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and the Subsidiary and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund and the Subsidiary, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund and the Subsidiary are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by the Fund during the fiscal years ended October 31, 2009, 2010 and 2011 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2011	October 31, 2010	October 31, 2009
PowerShares India Portfolio	$1,388,770	$1,017,979	$485,391

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 3, 2007 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently offers shares of one fund. The Board of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held liable personally as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity as trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The

Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC

Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities the Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will review periodically the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares India Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Fund's Form N-PX also is available on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of the Fund principally are sold for Deposit Cash, plus fixed and variable transaction fees as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creations are permitted or required, an investor must Deposit a designated portfolio of securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below, plus a fixed and a variable transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund.

The Cash Component also is sometimes called the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If the Fund were to permit or require Creation Units to be issued in-kind, The Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund will change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, in cases where the Fund issues Creation Units in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from certain corporate actions.

If the Fund were to permit or require Creation Units to be issued in-kind, In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also would make available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of the APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, as applicable ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Creation and redemption Orders submitted after 4:00 p.m. New York time are subject to special procedures set forth in a supplement to the Participant. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Placement of Creation Order. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian causes the sub-custodian for the Fund to maintain an account into which the AP delivers, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit, in the case of a permitted or required purchase), with any appropriate adjustments as advised by the Trust. If in-kind creations are permitted or required by the Fund, Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the NYSE on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

If the Fund were to permit or require Creation Units to be issued in-kind, The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with the Trust's Participant Agreement, if in-kind creations are permitted or required by the Fund, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Investment Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date. The AP's agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for the failure to give any such notification.

In the event the Fund issues Creation Units in-kind, All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed and variable creation transaction fees, described below, payable to BBH regardless of the number of creations made each day. If the Fund were to permit or require Creation Units to be issued in-kind, Investors will be responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The fixed creation transaction fee for the Fund of $2,500 and a variable fee equal to 0.325% of the value of each Creation Unit is applicable to each Creation Transaction. Subject to the approval of the Board, the Adviser may adjust the transaction fee in order to protect the Fund's ongoing shareholders. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the creation transaction fees.

Redemption of Shares in Creation Unit Aggregations. Creation Units of the Fund will be redeemed principally for cash (the "Redemption Cash"). Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the

Custodian and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the Custodian, through the NSCC, will make available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the redemption proceeds for a Creation Unit Aggregation principally will consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as described below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A fixed and variable redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. If the Fund were to permit or require Creation Units to be issued in-kind, investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary for in-kind redemptions in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation transaction fees set forth above.

The fixed redemption transaction fee for the Fund of $2,500 and a variable fee equal to 0.325% of the value of each Creation Unit is applicable to each redemption transaction. Subject to the approval of the Board, the Adviser may adjust the transaction fees in order to protect the Fund's ongoing shareholders. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the redemption transaction fees.

Placement of Redemption Orders. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. If in-kind redemptions are permitted or required, in the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws

The delivery of Redemption Cash to redeeming investors generally will be made within four Business Days. However, due to the schedule of holidays in certain countries, the delivery of redemption proceeds may take longer than four Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in India.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of Shares of Fund Securities upon redemption of Shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. To the extent redemptions are effected in-kind, the AP's Participant agreement permits the Trust, acting in good faith, to purchase the missing Shares or, if in-kind redemptions are permitted or required, acquire the Deposit Securities and the Cash Component underlying such shares at any time, and in such manner, as the Trust may determine in its sole discretion. In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP's delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and/or the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Redemption Cash or, in the event redemptions are effected in-kind, the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

Investors will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). If in-kind redemptions are permitted or required, the Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash- in- lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. To the extent the Fund redeems Creation Units in-kind, Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions)

reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. In such an event, an AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the NYSE is open) and Redemption Cash on a basis of "T" plus four. The Fund may effect deliveries of Creation Units and Redemption Cash on a basis other than T plus three or T plus four in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, The ability of the Trust to effect in-kind creations and redemptions within three Business Day and four Business Days, respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

If in-kind creations are permitted or required by the Fund, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2012 in which the regular holidays affecting the Indian and Mauritian markets are as follows:

INDIA

January 26	April 6	October 2	December 25

February 20	May 1	October 24

March 8	July 2	October 26

March 23	August 15	November 13

April 2	August 20	November 14

April 5	September 19	November 28

MAURITIUS

January 2	March 23	November 13

January 23	May 1	December 25

February 1	August 15

February 7	August 19

February 20	September 20

March 12	November 2

TAXES

The Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. The Fund has made an election to cause the Subsidiary to be treated as a disregarded entity or otherwise as a "pass-through" entity for U.S. federal tax purposes.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another fund of the Trust and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from the Fund's net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by the Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2012 (or later date if extended by the U.S. Congress), the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The Fund may determine that it will not make any designations of interest-related dividends or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and other tax consequences of an investment in the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and intends to make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from the Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Taxation of Subsidiary's investments in India

Please note that the tax implications in this section are based on the current provisions of the Indian tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications.

General

The basis of charge of Indian income-tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is liable to taxation in India on worldwide income, subject to certain tax exemptions, which are afforded under the provisions of the Income Tax Act, 1961 ("ITA"). A person who is treated as non-resident for Indian income-tax purposes generally is subject to tax in India only on such person's Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or if it is a non-resident that has an Indian source of income or has income received (whether accrued or otherwise) in India.

The taxation of the Subsidiary in India is governed by the provisions of the ITA, as well as the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty.

In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius. In light of Circular No. 789 dated April 13, 2000, issued by the Central Board of Direct Taxes, the Subsidiary would be eligible for the benefits under the treaty if it is incorporated in Mauritius and has been issued a Tax Residence Certificate by the relevant Mauritius tax authority. Thus, the Subsidiary has obtained a Mauritius tax residence certificate from the Mauritius Revenue Authority. The Supreme Court of India has upheld the validity of Circular 789 and accordingly, the Subsidiary should be eligible for the benefits under the treaty. The Tax Residence Certificate is renewable on an annual basis.

The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The tax consequences for the Subsidiary on account of the application of the treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows (all tax rates indicated below are exclusive of the currently applicable surcharge of 5% on the tax where applicable to Indian companies and 2% on the tax where applicable to the Subsidiary, and education cess at the rate of 3% on the amount of tax payable plus surcharge):

a.  Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds ("FCCBs")), Global Depositary Receipts ("GDRs") or ADRs issued by Indian companies will not be subject to tax in India;

b.  Dividends on shares received from an Indian company on which dividend distribution tax has been paid is exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the rate of 15%;

c.  Interest income from loans made or debt securities held in India will be taxed at the rate of 20%. However if such interest arises out of FCCBs held by the Subsidiary then such interest shall be taxed at the rate of 10%.

In light of some recent judicial precedents in India, the gains arising on disposal of shares or securities could be characterized by the tax authorities as business income and not as capital gains. As per the provisions of the treaty, if the gains arising on sale of shares or securities are characterized as business income, the same would be taxable in India only if the Subsidiary has a permanent establishment in India.

In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows (all tax rates indicated below are exclusive of the currently applicable surcharge of 5% on the tax where applicable to Indian companies and 2% on the tax where applicable to the Subsidiary, and education cess at the rate of 3% on the amount of tax payable plus surcharge):

a.  Capital gains from the sale of listed Indian securities held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax ("STT") (as discussed below) has been paid;

b.  Capital gains from the sale of listed Indian securities held for more than twelve months will be exempt from tax in India provided the STT has been paid;

c.  Capital gains from the sale of listed Indian securities not executed on the stock exchange held for twelve months or less will be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%;

d.  Capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between non-resident investors, will not be subject to tax in India;

e.  Gains from the disposal of shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to12 months prior to disposal and long term if such shares are held for more than 12 months prior to disposal. Short-term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long term gains will be exempt from tax if STT has been paid.

Minimum Alternative Tax

In the event the benefits of the Treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to Minimum Alternative Tax ("MAT"). As per the ITA, if the tax payable by a company (including a foreign fund) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of "book profits" for the purposes of calculating MAT.

Securities Transaction Tax

The exemption for long term capital gains and the reduction of the rate on short-term capital gains are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges at the applicable rates on the transaction value.

The Subsidiary also will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are as follows:

a.  0.125% on purchase of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

b.  0.125% on sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

c.  0.025% on sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India where the contract for sale is settled otherwise then by the actual delivery or transfer of share or unit.

d.  0.017% on sale of derivatives in a recognized stock exchange in India.

e.  0.25% on sale of units of an equity oriented fund.

DETERMINATION OF NAV

BBH calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security primarily is traded. Securities included in the Underlying Index trade on the Bombay Stock Exchange or the National Stock Exchange. Due to the time difference between the United States and India, securities on these exchanges will not trade at times when Shares of the Fund will trade. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Subsidiary each day the Fund calculates its NAV. Accordingly, the Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. With respect to the securities in the Underlying Index, the value of the Subsidiary's portfolio securities will change at times when you will not be able to purchase or sell your Shares.

Because securities included in the Underlying Index are not traded while the Fund's NAV is calculated, changes in the value of the Subsidiary's investments in Indian securities that are calculated and disseminated throughout the trading day will reflect changes in exchange rates between the Indian rupee and the U.S. dollar and will not reflect changes in the market prices of such securities.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, NW, Washington D.C. 20006 is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Fund's financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2011 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Reports at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares' proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Conflict of Interest

Invesco PowerShares maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), Invesco PowerShares or Invesco PowerShares's affiliates, from having undue influence on Invesco PowerShares's proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Invesco PowerShares, when a client of Invesco PowerShares is involved in a proxy contest (such as a corporate director), or when one of Invesco PowerShares's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Fund and its shareholders, Invesco PowerShares either will vote in accordance its written policies or engage an independent fiduciary as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

A-1

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-2

POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)                                  Declaration of Trust of the Registrant dated August 3, 2007. (1)

(b)                                 Amended and Restated By-laws of the Registrant. (5)

(d)

(1)                                  Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC. (2)

(2)                                  Form of Management Agreement between PowerShares Mauritius and PowerShares Capital Management LLC. (1)

(e)                                  Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (5)

(g)

(1)                                  Form of Custody Agreement. (1)

(h)

(1)                                  Form of Fund Administration and Accounting Agreement. (1)

(2)                                  Form of Participant Agreement between Invesco Aim Distributors, Inc., The Bank of New York and the Participant. (4)

(3)                                  Form of Sublicensing Agreement. (1)

(i)

(1)                                  Opinion and Consent of Clifford Chance US LLP. (1)

(2)                                  Opinion and Consent of Bingham McCutchen, LLP. (1)

(3)                                  Consent of Counsel. (5)

(j)

(1)                                  Consent of Independent Registered Public Accounting Firm. (5)

(p)

(1)                                  Code of Ethics of the Registrant. (4)

(2)                                  Code of Ethics of Invesco Distributors, Inc. (1)

(3)                                  Code of Ethics of Invesco PowerShares Capital Management LLC. (3)

(q)

(1)                                  Powers of Attorney. (5)

(1)                                Incorporated by reference to the Trust’s Registration Statement, filed on February 22, 2008.

2

(2)                                Incorporated by reference to Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on February 27, 2009.

(3)                                Incorporated by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2011.

(4)                                Incorporated by reference to Post-Effective Amendment No. 239 to the PowerShares Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on August 12, 2011.

(5)                                Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated August 3, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

3

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.: 429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Fund is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM COUNSELOR SERIES TRUST (Invesco Counselor Series Trust)

Invesco Core Plus Bond Fund

Invesco Floating Rate Fund

Invesco Real Estate Income Fund

Invesco Structured Core Fund

Invesco California Tax-Free Income Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco S&P 500 Index Fund

Invesco Van Kampen American Franchise Fund

Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Small Cap Growth Fund

AIM EQUITY FUNDS (Invesco Equity Funds)

Invesco Capital Development Fund

Invesco Charter Fund

Invesco Constellation Fund

Invesco Disciplined Equity Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM FUNDS GROUP (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM GROWTH SERIES (Invesco Growth Series)

Invesco Conservative Allocation Fund

Invesco Global Equity Fund

Invesco Growth Allocation Fund

4

Invesco Income Allocation Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Moderate Growth Allocation Fund

Invesco Small Cap Growth Fund

Invesco Convertible Securities Fund

Invesco Van Kampen Leaders Fund

Invesco Van Kampen U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

AIM INVESTMENT FUNDS (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Global Health Care Fund

Invesco International Total Return Fund

Invesco Endeavor Fund

Invesco Small Companies Fund

Invesco Pacific Growth Fund

AIM INVESTMENT SECURITIES FUNDS (Invesco Investment Securities Funds)

Invesco Dynamics Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Municipal Bond Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Invesco High Yield Securities Fund

Invesco Van Kampen Corporate Bond Fund

AIM SECTOR FUNDS (Invesco Sector Funds)

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Leisure Fund

Invesco Technology Fund

Invesco Utilities Fund

Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund

5

Invesco Van Kampen American Value Fund

Invesco Van Kampen Comstock Fund

Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Small Cap Value Fund

Van Kampen Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (Invesco Tax-Exempt Funds)

Invesco High Income Municipal Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen New York Tax Free Income Fund

AIM TREASURER’S SERIES TRUST (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Development Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Leisure Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Invesco V.I. Dividend Growth Fund

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. High Yield Securities Fund

Invesco V.I. S&P 500 Index Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen Senior Loan Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assets Portfolio

6

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Robert C. Brooks	None	Director
John S. Cooper	None	Director & President
William Hoppe, Jr.	None	Director & Executive Vice President
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
David A. Hartley	None	Chief Financial Officer & Treasurer
Lisa O. Brinkley	None	Chief Compliance Officer
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

* The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Not applicable.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Brown Brothers Harriman & Co. at 40 Water Street, Boston, Massachusetts 02109-3661. The books, accounts and other documents pertaining to the Subsidiary are maintained in the physical possession of International Financial Services Limited, IFS Court at Twenty Eight, Cybercity, Ebene, Mauritius.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 28th day of February, 2012.

PowerShares India Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	February 28, 2012
Andrew Schlossberg

/s/ Steven Hill	Treasurer	February 28, 2012
Steven Hill

/s/ Anna Paglia	Secretary	February 28, 2012
Anna Paglia

*/s/ Donald H. Wilson	Chairman and Trustee	February 28, 2012
Donald H. Wilson

*/s/ H. Bruce Bond	Trustee	February 28, 2012
H. Bruce Bond

*/s/ Ronn R. Bagge	Trustee	February 28, 2012
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	February 28, 2012
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	February 28, 2012
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	February 28, 2012
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	February 28, 2012
Philip M. Nussbaum

*/s/ Graeme J. Proudfoot	Trustee	February 28, 2012
Graeme J. Proudfoot

*/s/ Kapil Dev Joory	Trustee	February 28, 2012
Kapil Dev Joory

8

*By: /s/ Anna Paglia	February 28, 2012
Anna Paglia
Attorney-In-Fact

9

Exhibit Index

(b)	Amended and Restated By-laws of the Registrant.

(e)	Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.

(i)(3)	Consent of Counsel.

(j)(1)	Consent of Independent Registered Public Accounting Firm.

(q)(1)	Powers of Attorney.

10